UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2008
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Flagstar Bancorp, Inc. (the “Company”) entered into an amendment to the Purchase Agreements, each dated as of December 16, 2008 or December 17, 2008 (the “Amendments”), with certain institutional investors (the “Investors”), pursuant to which the Company and the Investors agreed to amend the Purchase Agreements, dated as of May 14, 2008 (the “Purchase Agreements”). The Company previously disclosed the Purchase Agreements in a Current Report on Form 8-K filed on May 16, 2008.
Pursuant to the terms of the Amendments, if the Company is approved for participation in the United States Department of the Treasury’s Capital Purchase Program (the “TARP Program”) and issues warrants pursuant thereto (the “TARP Warrants”), then, upon issuance of the TARP Warrants, the Company will issue to the Investors warrants to purchase shares of the Company’s common stock at the lesser of $0.62 and the exercise price of the TARP Warrants (the “Investor Warrants”). The number of shares of the Company’s common stock underlying the Investor Warrants will be equal to the number of shares of the Company’s common stock held by each such Investor upon the issuance of the TARP Warrants, subject to customary anti-dilution adjustments. While the number of shares of the Company's common stock underlying the Investor Warrants will not be known unless and until the TARP Warrants are issued, the Company believes that the Investors currently hold approximately 16 million shares of the Company's common stock. The issuance of the Investor Warrants will fully satisfy any and all obligations of the Company under the anti-dilution provisions of the Purchase Agreements. In addition, certain other institutional investors that entered in the Purchase Agreement and no longer hold shares of the Company’s common stock waived their rights under the anti-dilution provisions of the Purchase Agreements.
This description of the Amendments is a summary and does not purport to be complete description of all of the terms of such agreements, and is qualified in its entirety by reference to the form of the Amendments, attached hereto as Exhibit 10.1 and incorporated herein by reference. This description of the terms of the Investor Warrant is a summary and does not purport to be a complete description of all of the terms, and is qualified in its entirety by reference to the form of warrant attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
The disclosure in Item 1.01 above is incorporated herein by reference. The Investor Warrants were offered and will be sold to institutional investors in an offering exempt from the Securities Act registration requirements under Section 4(2) of the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
     (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

10.1	Form of First Amendment to Purchase Agreement

99.1	Form of warrant

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: December 17, 2008	By:	/s/ Paul D. Borja
Executive Vice-President and Chief Financial Officer